SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 28, 2005

(Date of Report)
(Date of Earliest Event Reported)

CATERPILLAR FINANCIAL FUNDING CORPORATION

(Originator of Caterpillar Financial Asset Trust 2005-A)

CATERPILLAR FINANCIAL ASSET TRUST 2005-A

(Issuer with respect to the Notes)
(Exact name of registrant as specified in governing instruments)

Nevada Delaware	333-123328 333-123328-01	88-0342613 20-2675787

(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

Greenview Plaza, 4040 S. Eastern Avenue, Suite 344, Las Vegas, NV 89119

(Address of Principal Executive Offices, including Zip Code)

(702) 735-2514

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1 through 8 are not included because they are not applicable
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT 1.1
EXHIBIT 1.2
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3

Items 1 through 8 are not because included they are not applicable.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements — Not Applicable

(b)	Pro Forma Financial Information — Not Applicable

(c)	Exhibits (executed copies) — The following execution copies of Exhibits to the Form S-3 Registration Statement of Caterpillar Financial Funding Corporation are hereby filed:

Exhibit
Number	Exhibit
1.1	Class A Note Underwriting Agreement, dated April 20, 2005, among Caterpillar Financial Funding Corporation, Caterpillar Financial Services Corporation, Merrill Lynch, Pierce, Fenner, & Smith Incorporated and ABN AMRO Incorporated.
1.2	Class B Note Underwriting Agreement, dated April 20, 2005, among Caterpillar Financial Funding Corporation, Caterpillar Financial Services Corporation and Merrill Lynch, Pierce, Fenner, & Smith Incorporated
4.1	Indenture, dated as of April 1, 2005, between Caterpillar Financial Asset Trust 2005-A and U.S. Bank National Association, as Indenture Trustee.
4.2	Amended and Restated Trust Agreement, dated as of April 28, 2005, between Caterpillar Financial Funding Corporation and Chase Bank USA, National Association, as Owner Trustee.
4.3	Sale and Servicing Agreement, dated as of April 1, 2005, among Caterpillar Financial Asset Trust 2005-A, as Issuer, Caterpillar Financial Funding Corporation, as Seller, and Caterpillar Financial Services Corporation, as Servicer.
10.1	Purchase Agreement, dated as of April 1, 2005, between Caterpillar Financial Funding Corporation, as Purchaser, and Caterpillar Financial Services Corporation, as Seller.
10.2	Administration Agreement, dated as of April 1, 2005, among Caterpillar Financial Asset Trust 2005-A, Caterpillar Financial Services Corporation, as Administrator, Caterpillar Financial Funding Corporation, as Seller, and U.S. Bank National Association, as Indenture Trustee.
10.3	Custodial Agreement, dated as of April 1, 2005, among Caterpillar Financial Services Corporation, as Originator and Servicer, Caterpillar Financial Funding Corporation, as Seller, Caterpillar Financial Asset Trust 2005-A, and U.S. Bank National Association, as Indenture Trustee and Custodian.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATERPILLAR FINANCIAL FUNDING CORPORATION
(Registrant)

Dated: May 9, 2005

By:	/s/ Michael G. Sposato

Michael G. Sposato, Secretary

CATERPILLAR FINANCIAL ASSET TRUST 2005-A
(Registrant)

Dated: May 9, 2005

By:	Caterpillar Financial Services Corporation,
as Servicer of the Caterpillar Financial Asset Trust 2005-A

By :	/s/ Michael G. Sposato

Michael G. Sposato, Secretary